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                                      FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): May 28, 1999



                          HEFTEL BROADCASTING CORPORATION

               (Exact name of registrant as specified in its charter)


             Delaware                    0-24516                99-0113417
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
          incorporation)                                    Identification No.)

 3102 Oak Lawn Avenue, Suite 215
          Dallas, Texas                                            75219
      (Address of principal                                      (Zip Code)
        executive offices)

        Registrant's telephone number, including area code:  (214) 525-7700


            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

          Attached hereto are required consents of independent auditors.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBIT 23.1   Consent of Ernst & Young LLP.

          EXHIBIT 23.2   Consent of Wiss & Company, LLP.


SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Heftel Broadcasting Corporation
                                       ---------------------------------------
                                                     (Registrant)


                                       By:     /s/ Jeffrey T. Hinson
                                               ---------------------------------
                                       Name:   Jeffrey T. Hinson
                                       Title:  Chief Financial Officer
Dated: May 28, 1999



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                                 Index To Exhibits


 Exhibit No.             Description
 -----------             -----------

    23.1          Consent of Ernst & Young LLP.

    23.2          Consent of Wiss & Company, LLP.






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